MTB LARGE CAP GROWTH FUND II
(a portfolio of MTB Group of Funds)
Supplement dated July 1, 2004 to the Prospectus dated April 30, 2004

Effective July 1, 2004, Montag & Caldwell, Inc. will no longer sub-advise MTB Large Cap Growth Fund II (Fund), and will be replaced by MTB Investment Advisors, Inc. (MTBIA). There are no changes to the advisory fees charged by the Fund, although MTBIA will now receive the entire advisory fee. Allen J. Ashcroft, Jr. and Byron J. Grimes II, portfolio managers with MTBIA, will co-manage the Fund. Please replace the biography of David L. Watson on page 20 of the Prospectus with the following biographies of Mr. Ashcroft and Mr. Grimes:

Allen J. Ashcroft, Jr. has been a Vice President and Portfolio Manager of MTBIA (and its predecessor) since 1996 and a Vice President of M&T Bank since April 2003. He was a Vice President of Allfirst Bank from 1995 until its acquisition by M&T Bank on April 1, 2003. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis. He earned his B.A. from the University of Pittsburgh.

Byron J. Grimes II, CFA, has been the Managing Director of Equity Portfolio Management and a Senior Portfolio Manager of MTBIA since April 2004. Prior to joining MTBIA, Mr. Grimes served as the Chief Investment Officer of Citizens Investment Services Group, a division of Citizens Bank of Providence, Rhode Island. He has 31 years experience in investment research and portfolio management. Mr. Grimes holds a B.A. degree from Centre College in Danville, Kentucky. He also holds the designation of Chartered Financial Analyst (CFA).





                                                                    July 1, 2004










Edgewood Services, Inc., Distributor


CUSIP 55376T734

30723 (7/04)                                          MTB-SU-003-07/04